UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K /A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 25, 2004

Bear Stearns Asset Backed Securities, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-91334 (Commission File Number)	13-3836437 (IRS Employer Identification No.)
383 Madison Avenue, New York, New York (Address of principal executive offices)	10179 (Zip Code)

Registrant's telephone number, including area code 212-272-2000

(Former name or former address, if changed since last report.)

Item 5. Other Events and Regulation FD Disclosure.

This current report on Form 8-K/A relates to the monthly distribution reported to the holders of Bear Stearns Asset Backed Securities Trust 2004-HE2, Asset Backed Certificates, Series 2004-HE2 , which was made on March 25, 2004.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to section 5.05 of the Pooling and Servicing Agreement for the distribution on March 25, 2004.
(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF BEAR STEARNS ASSET BACKED SECURITIES, INC., REGISTRANT

Date: April 28, 2004	By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-HE2
ABN AMRO Acct: 721710.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-04
25-Mar-04
N/A
26-Apr-04
24-Mar-04
Administrator:
Christopher Lewis 312.904.7992
christopher.lewis@abnamro.com
Analyst:
Dinsmore Sohn 714.238.6758
dinsmore.sohn@abnamro.com
Revised Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Shortfall Summary Report
Rating Information
Asset-Backed Facts ~ 15 Month Status Summary Part I
Asset-Backed Facts ~ 15 Month Payoff/Loss Summary
Realized Loss Detail
Page 2-4
Page 5-8

Page 12-15
Page 16-19

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
BS004HE2
BS004HE2_200403_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
27-Feb-04
25-Mar-04
27-Mar-34
Parties to The Transaction
Underwriter: Bear Stearns & Co. Inc.
Master Servicer: EMC Mortgage Corporation
Rating Agency: Moody's Investors Service, Inc./Standard & Poor's Rating Services
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.emcmortgagecorp.com
www.etrustee.net

15-Apr-2004 - 10:26 (P827-P840) (c) 2004 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.645768%
1.100000%
1.090000%
15-Apr-04
25-Mar-04
N/A
26-Apr-04
24-Mar-04
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-HE2
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
348
REMIC II
Revised Date:
ABN AMRO Acct: 721710.1
1000.000000000
12.796829466
0.000000000
987.203170534
0.960000000
1.270000000%
0.00
0.00
0.000000000
1.28000000%
0.000000000
07384YQV1
I-A-1
180,099,000.00
180,099,000.00
2,304,696.19
0.00
177,794,303.81
172,895.04
1000.000000000
0.000000000
0.000000000
1000.000000000
1.312500035
1.740000000%
0.00
0.00
0.000000000
1.75000000%
0.000000000
07384YQW9
I-A-2
142,314,000.00
142,314,000.00
0.00
0.00
142,314,000.00
186,787.13
1000.000000000
18.734468770
0.000000000
981.265531230
1.042499964
1.380000000%
0.00
0.00
0.000000000
1.39000000%
0.000000000
07384YQX7
II-A
69,565,000.00
69,565,000.00
1,303,263.32
0.00
68,261,736.68
72,521.51
1000.000000000
0.000000000
0.000000000
1000.000000000
1.275000000
1.690000000%
0.00
0.00
0.000000000
1.70000000%
0.000000000
07384YQY5
M-1
33,386,000.00
33,386,000.00
0.00
0.00
33,386,000.00
42,567.15
1000.000000000
0.000000000
0.000000000
1000.000000000
1.725000187
2.290000000%
0.00
0.00
0.000000000
2.30000000%
0.000000000
07384YQZ2
M-2
26,709,000.00
26,709,000.00
0.00
0.00
26,709,000.00
46,073.03
1000.000000000
0.000000000
0.000000000
1000.000000000
1.875000000
2.490000000%
0.00
0.00
0.000000000
2.50000000%
0.000000000
07384YRA6
M-3
8,656,000.00
8,656,000.00
0.00
0.00
8,656,000.00
16,230.00
1000.000000000
0.000000000
0.000000000
1000.000000000
2.137500778
2.840000000%
0.00
0.00
0.000000000
2.85000000%
0.000000000
07384YRB4
M-4
6,430,000.00
6,430,000.00
0.00
0.00
6,430,000.00
13,744.13
1000.000000000
0.000000000
0.000000000
1000.000000000
2.250000000
2.990000000%
0.00
0.00
0.000000000
3.00000000%
0.000000000
07384YRC2
M-5
7,172,000.00
7,172,000.00
0.00
0.00
7,172,000.00
16,137.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.262500809
4.340000000%
0.00
0.00
0.000000000
4.35000000%
0.000000000
07384YRD0
M-6
6,182,000.00
6,182,000.00
0.00
0.00
6,182,000.00
20,168.78
1000.000000000
0.000000000
0.000000000
1000.000000000
167.063255168
0.00
0.00
0.000000000
N/A
0.000000000
07384YRE8
CE
14,096,567.72
14,096,567.72
0.00
0.00
14,096,567.72
2,355,018.49
1000.000000000
0.000000000
0.000000000
1000.000000000
69508.200000000
0.00
6,950.82
69508.200000000
N/A
0.000000000
N
07384YRF5
P
100.00
100.00
0.00
0.00
100.00
6,950.82
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
07384YRF5
R-1
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
07384YRH1
R-2
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
6,950.82
494,609,567.72
494,609,567.72
6,557,052.59
Total
491,001,608.21
3,607,959.51
0.00
2,949,093.08
15-Apr-2004 - 10:26 (P827-P840) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.645768%
1.100000%
1.090000%
15-Apr-04
25-Mar-04
N/A
26-Apr-04
24-Mar-04
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-HE2
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
348
REMIC III
Revised Date:
ABN AMRO Acct: 721710.1
1000.000000000
0.000000000
0.000000000
1000.000000000
167.063255168
0.00
2,355,018.49
167.063255168
N/A
0.000000000
CE
14,096,567.72
14,096,567.72
0.00
0.00
14,096,567.72
2,355,018.49
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
R-3
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
2,355,018.49
14,096,567.72
14,096,567.72
2,355,018.49
Total
14,096,567.72
0.00
0.00
2,355,018.49
15-Apr-2004 - 10:26 (P827-P840) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.645768%
1.100000%
1.090000%
15-Apr-04
25-Mar-04
N/A
26-Apr-04
24-Mar-04
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-HE2
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
348
REMIC IV
Revised Date:
ABN AMRO Acct: 721710.1
1000.000000000
0.000000000
0.000000000
1000.000000000
69508.200000000
0.00
6,950.82
69508.200000000
N/A
0.000000000
P
100.00
100.00
0.00
0.00
100.00
6,950.82
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
07384YRJ7
R-X
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
6,950.82
100.00
100.00
6,950.82
Total
100.00
0.00
0.00
6,950.82
15-Apr-2004 - 10:26 (P827-P840) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-04
25-Mar-04
N/A
26-Apr-04
24-Mar-04
Asset-Backed Certificates
Series 2004-HE2
ABN AMRO Acct: 721710.1
Cash Reconciliation Summary
Revised Date:
Interest Summary
Total Trustee Fees
Available Interest
2,949,093.06
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
402,924.56
14,241.11
3,190,793.84
0.00
0.00
0.00
6,558,536.40
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
494,609,567.72
402,924.56
3,205,034.95
0.00
0.00
0.00
491,001,608.21
3,198
21
0
0
3,177
206,087.32
Extra Principal
Trigger Event
No
0.00
3,607,959.51
Overcollateralization Amount
14,096,567.72
Less Extra Principal
Remittance Interest
0.00
2,949,093.06
0.00
3,205,034.95
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(1,483.83
2,950,576.89
Total Fees
209,249.37
Insurance Premium
Reimbursement Amount
Other
Total Reimbursement Amount
Rolling 3-Month Delinquency
0.00
0.00
Class II-A Policy - Interest
Class II-A Policy - Principal
0.00%
Total LPMI Fee
1,678.22
1,483.83
N/A

15-Apr-2004 - 10:26 (P827-P840) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-04
25-Mar-04
N/A
26-Apr-04
24-Mar-04
Asset-Backed Certificates
Series 2004-HE2
ABN AMRO Acct: 721710.1
Cash Reconciliation Summary
Revised Date:
Fixed Loans
Interest Summary
Total Trustee Fees
Available Interest
897,017.35
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
162,058.42
6,707.10
865,597.83
0.00
0.00
0.00
1,931,847.53
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
155,610,343.09
162,058.42
872,304.93
0.00
0.00
0.00
154,575,979.74
1,139
5
0
0
1,134
64,837.64
Extra Principal
Trigger Event
No
0.00
1,034,363.35
Overcollateralization Amount
14,096,567.72
Less Extra Principal
Remittance Interest
0.00
897,017.35
0.00
872,304.93
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(466.83
897,484.18
Total Fees
65,530.93
Insurance Premium
Reimbursement Amount
Other
Total Reimbursement Amount
Rolling 3-Month Delinquency
0.00
0.00
Class II-A Policy - Interest
Class II-A Policy - Principal
0.00%
Total LPMI Fee
226.46
466.83
N/A

15-Apr-2004 - 10:26 (P827-P840) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-04
25-Mar-04
N/A
26-Apr-04
24-Mar-04
Asset-Backed Certificates
Series 2004-HE2
ABN AMRO Acct: 721710.1
Cash Reconciliation Summary
Revised Date:
228 ARM Loans
Interest Summary
Total Trustee Fees
Available Interest
1,899,290.49
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
219,662.37
6,654.48
2,053,942.27
0.00
0.00
0.00
4,180,488.05
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
312,812,944.86
219,662.37
2,060,596.75
0.00
0.00
0.00
310,532,685.74
1,912
13
0
0
1,899
130,338.73
Extra Principal
Trigger Event
No
0.00
2,280,259.12
Overcollateralization Amount
14,096,567.72
Less Extra Principal
Remittance Interest
0.00
1,899,290.49
0.00
2,060,596.75
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(938.44
1,900,228.93
Total Fees
132,106.99
Insurance Premium
Reimbursement Amount
Other
Total Reimbursement Amount
Rolling 3-Month Delinquency
0.00
0.00
Class II-A Policy - Interest
Class II-A Policy - Principal
0.00%
Total LPMI Fee
829.82
938.44
N/A

15-Apr-2004 - 10:26 (P827-P840) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-04
25-Mar-04
N/A
26-Apr-04
24-Mar-04
Asset-Backed Certificates
Series 2004-HE2
ABN AMRO Acct: 721710.1
Cash Reconciliation Summary
Revised Date:
327 ARM Loans
Interest Summary
Total Trustee Fees
Available Interest
145,834.41
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
21,203.77
879.53
271,253.74
0.00
0.00
0.00
439,250.01
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
26,186,279.77
21,203.77
272,133.27
0.00
0.00
0.00
25,892,942.73
147
3
0
0
144
10,910.95
Extra Principal
Trigger Event
No
0.00
293,337.04
Overcollateralization Amount
14,096,567.72
Less Extra Principal
Remittance Interest
0.00
145,834.41
0.00
272,133.27
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(78.56
145,912.97
Total Fees
11,611.45
Insurance Premium
Reimbursement Amount
Other
Total Reimbursement Amount
Rolling 3-Month Delinquency
0.00
0.00
Class II-A Policy - Interest
Class II-A Policy - Principal
0.00%
Total LPMI Fee
621.94
78.56
N/A

15-Apr-2004 - 10:26 (P827-P840) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-04
25-Mar-04
N/A
26-Apr-04
24-Mar-04
Asset-Backed Certificates
Series 2004-HE2
ABN AMRO Acct: 721710.1
Bond Interest Reconciliation
Prior
Other
Additions
Interest
Losses
Current
Cumulative
Accrual
Risk Carry-
forward Amt
Interest
Interest
Payment
Amount
Interest
Certificate
Interest
Losses
Shortfall
Int. Carry-
Proceeds
Risk Carry-
Certificate
Agreement
Amt Deposited
From YM
Method Days
Basis
Remaining
Revised Date:
Distributable
Prior
Applied Realized
Remaining
Int. Carry-
forward Amt
Principal
Principal
Extra
Prepayments
Shortfalls
Net
Cap
Rate
Y/N
0.00
0.00
0.00
I-A-1
27
172,895.04
0.00
172,895.04
172,895.04
Act/360
0.00
0.00
0.00
0.00
1,978,088.18
N
0.00
0.00
0.00
0.00
0.00
I-A-2
27
186,787.13
0.00
186,787.13
186,787.13
Act/360
0.00
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
II-A
27
72,521.51
0.00
72,521.51
72,521.51
Act/360
0.00
0.00
0.00
0.00
1,226,946.77
N
0.00
0.00
0.00
0.00
0.00
M-1
27
42,567.15
0.00
42,567.15
42,567.15
Act/360
0.00
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
M-2
27
46,073.03
0.00
46,073.03
46,073.03
Act/360
0.00
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
M-3
27
16,230.00
0.00
16,230.00
16,230.00
Act/360
0.00
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
M-4
27
13,744.13
0.00
13,744.13
13,744.13
Act/360
0.00
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
M-5
27
16,137.00
0.00
16,137.00
16,137.00
Act/360
0.00
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
M-6
27
20,168.78
0.00
20,168.78
20,168.78
Act/360
0.00
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
CE
30
2,355,018.49
0.00
2,355,018.49
2,355,018.49
30/360
0.00
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
P
30
0.00
0.00
6,950.82
6,950.82
0.00
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
2,942,142.26
2,949,093.08
2,949,093.08
0.00
0.00
0.00
0.00
3,205,034.95
0.00
0.00
(2) Principal Prepayments include the Extra Principal Amount
15-Apr-2004 - 10:26 (P827-P840) (c) 2004 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-04
25-Mar-04
N/A
26-Apr-04
24-Mar-04
Asset-Backed Certificates
Series 2004-HE2
ABN AMRO Acct: 721710.1
Interest Adjustments Summary
Revised Date:
0.00
0.00
0.00
0.00
Net Prepayment Interest Shortfalls Allocated to the Bonds
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
0.00
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
6,950.82
6,950.82
Total Excess Allocated to the Bonds
6,950.82
0.00
Aggregate Interest Adjustment Allocated to the Bonds
0.00
6,950.82
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
Other Interest Loss
0.00
0.00

15-Apr-2004 - 10:26 (P827-P840) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-04
25-Mar-04
N/A
26-Apr-04
24-Mar-04
Asset-Backed Certificates
Series 2004-HE2
ABN AMRO Acct: 721710.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Revised Date:
R-1
07384YRF5
NR
NR
I-A-1
07384YQV1
Aaa
AAA
I-A-2
07384YQW9
Aaa
AAA
II-A
07384YQX7
Aaa
AAA
M-1
07384YQY5
Aa2
AA
M-2
07384YQZ2
A2
A
M-3
07384YRA6
A3
A-
M-4
07384YRB4
Baa1
BBB+
M-5
07384YRC2
Baa2
BBB
M-6
07384YRD0
Baa3
BBB-
CE
07384YRE8
NR
NR
P
07384YRF5
NR
NR
R-2
07384YRH1
NR
NR
R-X
07384YRJ7
NR
NR

15-Apr-2004 - 10:26 (P827-P840) (c) 2004 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-04
25-Mar-04
N/A
26-Apr-04
24-Mar-04
Asset-Backed Certificates
Series 2004-HE2
ABN AMRO Acct: 721710.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Revised Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
0.09%
0.09%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Mar-04
3
433,251
0
0
0
0
0
0
3,174
490,568,357
99.91%
99.91%

15-Apr-2004 - 10:26 (P827-P840) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-04
25-Mar-04
N/A
26-Apr-04
24-Mar-04
Asset-Backed Certificates
Series 2004-HE2
ABN AMRO Acct: 721710.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Revised Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Fixed Loans
0.18%
0.09%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Mar-04
2
131,492
0
0
0
0
0
0
1,132
154,444,488
99.82%
99.91%

15-Apr-2004 - 10:26 (P827-P840) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-04
25-Mar-04
N/A
26-Apr-04
24-Mar-04
Asset-Backed Certificates
Series 2004-HE2
ABN AMRO Acct: 721710.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Revised Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
228 ARM Loans
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Mar-04
0
0
0
0
0
0
0
0
1,899
310,532,686
100.00%
100.00%

15-Apr-2004 - 10:26 (P827-P840) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-04
25-Mar-04
N/A
26-Apr-04
24-Mar-04
Asset-Backed Certificates
Series 2004-HE2
ABN AMRO Acct: 721710.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Revised Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
327 ARM Loans
0.69%
1.17%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Mar-04
1
301,759
0
0
0
0
0
0
143
25,591,184
99.31%
98.83%

15-Apr-2004 - 10:26 (P827-P840) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-04
25-Mar-04
N/A
26-Apr-04
24-Mar-04
Asset-Backed Certificates
Series 2004-HE2
ABN AMRO Acct: 721710.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Revised Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
25-Mar-04
3,177
99.34%
491,001,608
99.27%
0.66%
0.65%
0
0.00%
0
0.00%
348
7.65%
7.14%
21
3,190,794
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

15-Apr-2004 - 10:26 (P827-P840) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-04
25-Mar-04
N/A
26-Apr-04
24-Mar-04
Asset-Backed Certificates
Series 2004-HE2
ABN AMRO Acct: 721710.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Revised Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Fixed Loans
25-Mar-04
1,134
35.46%
154,575,980
31.25%
0.44%
0.56%
0
0.00%
0
0.00%
330
7.42%
6.92%
5
865,598
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

15-Apr-2004 - 10:26 (P827-P840) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-04
25-Mar-04
N/A
26-Apr-04
24-Mar-04
Asset-Backed Certificates
Series 2004-HE2
ABN AMRO Acct: 721710.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Revised Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
228 ARM Loans
25-Mar-04
1,899
59.38%
310,532,686
62.78%
0.68%
0.66%
0
0.00%
0
0.00%
357
7.79%
7.29%
13
2,053,942
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

15-Apr-2004 - 10:26 (P827-P840) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-04
25-Mar-04
N/A
26-Apr-04
24-Mar-04
Asset-Backed Certificates
Series 2004-HE2
ABN AMRO Acct: 721710.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Revised Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
327 ARM Loans
25-Mar-04
144
4.50%
25,892,943
5.24%
2.04%
1.04%
0
0.00%
0
0.00%
356
7.22%
6.68%
3
271,254
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

15-Apr-2004 - 10:26 (P827-P840) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Apr-04
25-Mar-04
N/A
26-Apr-04
24-Mar-04
Asset-Backed Certificates
Series 2004-HE2
ABN AMRO Acct: 721710.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Revised Date:
Current Total
Cumulative
15-Apr-2004 - 10:26 (P827-P840) (c) 2004 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..